AMERICAN CENTURION LIFE ASSURANCE COMPANY

                                POWER OF ATTORNEY



Gumer C. Alvero               Ronald L. Guzior              Thomas V. Nicolosi
Timothy V. Bechtold           Carol A. Holton               Stephen P. Norman
Maureen A. Buckley            Jean B. Keffeler              Richard M. Starr
Rodney P. Burwell             Thomas R. McBurney            Michael R. Woodward
Robert R. Grew                Jeryl A. Millner




Do hereby jointly and severally authorize Eric L. Marhoun, Mary Ellyn Minenko, Paul R. Johnston, Teresa J. Rasmussen, H. Bernt von Ohlen and Christopher O. Petersen to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of the American Enterprise Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby ratify such signatures heretofore made by such persons.


IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 15th day of April, 2004.


/s/ Gumer C. Alvero                             /s/ Jean B. Keffeler
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    Gumer C. Alvero                                 Jean B. Keffeler

/s/ Timothy V. Bechtold                         /s/ Thomas R. McBurney
---------------------------                     -----------------------
    Timothy V. Bechtold                             Thomas R. McBurney

/s/ Maureen A. Buckley                          /s/ Jeryl A. Millner
---------------------------                     -----------------------
    Maureen A. Buckley                              Jeryl A. Millner

/s/ Rodney P. Burwell                           /s/ Thomas V. Nicolosi
---------------------------                     -----------------------
    Rodney P. Burwell                               Thomas V. Nicolosi

/s/ Robert R. Grew                              /s/ Stephen P. Norman
---------------------------                     -----------------------
    Robert R. Grew                                  Stephen P. Norman

/s/ Ronald L. Guzior                            /s/ Richard M. Starr
---------------------------                     -----------------------
    Ronald L. Guzior                                Richard M. Starr

/s/ Carol A. Holton                             /s/ Michael R. Woodward
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    Carol A. Holton                                 Michael R. Woodward